UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 15, 2007

ARKADOS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27587	22-3586087
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Old New Brunswick Road, Suite 202
Piscataway, NJ  08854
(Address of Principal Executive Offices)

(732) 465-9300
(Registrant's telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I

Item 1.01.      Entry into a Material Definitive Agreement.

On December 15, 2007, we entered into a Tenth Additional Issuance Agreement with Bushido Capital Master Fund, LP (“Bushido), Pierce Diversified Strategy Master Fund LLC – Series BUS (“Pierce”), Andreas Typaldos (our Chairman and a principal stockholder) the Andreas Typaldos Family Limited Partnership (a New York limited partnership for which Renee Typaldos, our Chairman’s wife, acts as managing partner, the “AT Family LP”), Crucian Transition, Inc., Kathryn Typaldos, and the partners of Sommer & Schneider LLP, our principal securities counsel (“S&S”), Gennaro Vendome and William H. Carson.  Mr. Carson and Mr. Vendome serve as directors.  Pursuant to the Tenth Additional Issuance Agreement, we sold an additional $855,000 principal amount of our 6% secured convertible debentures due December 28, 2008 to the AT Family LP and Mr. Vendome and Mr. Carson in satisfaction of an aggregate of $855,000 of cash advances to us which were due on demand with interest at the annual rate of 6%.  We also agreed to sell the AT Family LP an additional $50,000 debenture on or before January 31, 2008.  Based on the original terms of the agreement, the debentures have a term of three years and mature on December 28, 2008. The debentures accrue interest at the rate of 6% per annum, payable semi-annually on January 1 and July 1 of each year beginning July 1, 2007.  The Debenture holders subsequently agreed to amend the Debenture to add interest due January 1 and July 1, 2007 to principal.  These debentures are issued on substantially the same terms as, and rank pari passu to, an aggregate of $8,428,461 of 6% debentures (the “Prior Debentures”) we sold to Bushido, Gamma Opportunity Capital Partners, LP (Classes A and C, collectively “Gamma”), Pierce, Cargo Holdings LLC, a New York limited liability company owned by Renee Typaldos and Gennaro Vendome, one of our directors, Mr. Typaldos, Mr. Typaldos’ Family Limited Partnership, Crucian Transition, Inc., Kathryn Typaldos and S&S during the period from December 28, 2005 to May 31, 2007.

We previously reported amendments to the debentures made on December 6, 2002 to facilitate the possible private placement of equity securities to support our operations which:

•	waive defaults which could occur if we don’t make an interest payment of approximately $230,000 due January 1, 2008 until the earlier of our completion of equity financing or March 3, 2008;

•	defer any request on the part of the Debenture holders, to require us to file a registration statement under the Securities Act of 1933, as amended, within 45 days of the request until April 15, 2008;

•	waive pre-emptive rights with respect to the equity financing;

•
extends the maturity date of the Debentures six months to June 28, 2009 and converts the interest payment due January 1, 2008 into additional principal, if we complete an equity financing of $1.5 million on or before December 31, 2007; and

•
extends the maturity date of the Debentures an additional six months to December 28, 2009 and converts all interest payments into additional principal (as of the date such payment is due) if we complete equity financing of $2.0 million on or before March 3, 2008.

The debentures are convertible at any time at the option of the holder into shares of our common stock at a price of $0.85 per share, subject to adjustment as set forth therein. The debenture and warrants described below must be redeemed by us at a premium if we agree to sell all of the Company’s assets to a third party for cash and cash equivalents.

Pursuant to the Tenth Additional Issuance Agreement, the purchasers received warrants to purchase an additional 804,706 shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $0.85 per share and are exercisable at any time on or prior to December 28, 2012. The warrants do not grant the holders thereof any voting or other rights of our stockholders. We also agreed to amend the 18,656,173 warrants outstanding and issued with the outstanding debentures to be consistent with the new warrants issued by extending the expiration date from an outside date of December 28, 2010 to December 28, 2012 and removing any restriction on exercising the warrants on a cashless basis or any provision which accelerates the expiration date if the shares issuable on exercise of the warrants are registered for resale under the Securities Act of 1933, as amended.  The Tenth Additional Issuance Agreement is filed with this report as Exhibit 99.20.  The form of 6% secured convertible debenture and the form of common stock purchase warrant, each as amended, are filed with this report as Exhibits 4.1 and 4.2, respectively

Upon the occurrence of certain events of default defined in the debentures, including events of default under the transaction documents related to the financing, the full principal amount of the debentures, together with interest and other amounts owing, become immediately due and payable.  In connection with the issuance of the 6% debentures, we entered into a security agreement, as amended, granting Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC – Series BUS, Andreas Typaldos, the Andreas Typaldos Family Limited Partnership, Crucian Transition, Inc., Kathryn Typaldos, the partners of S&S, Gennaro Vendome and William H. Carson a security interest in our assets to secure our obligations under the debentures. Pursuant to an Intercreditor and Waiver Agreement entered into August 18, 2006 and effective as of June 30, 2006 among all of the holders of our 6% secured convertible debentures, the holders share the security interest pari passu and in proportion to the outstanding principal amounts held by them, and each additional issuance agreements provide that each new investor is a party to such Intercreditor agreement.  Obligations under the debentures are guaranteed by Arkados, Inc. and Arkados Wireless Technologies, Inc. our active wholly-owned subsidiaries.

In connection with the Additional Issuance Agreement and other developments, we entered into Amendment and Waiver Agreement dated December 14, 2007 with the holders of our 6% convertible debentures principally to permit the issuance of additional debentures and warrants.  The Tenth Amendment and Waiver Agreement are filed with this report as Exhibit 99.20 and 99.21, respectively.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms and sale of, and the financial obligations created by, the 6% secured convertible debentures.

Item 3.02.      Unregistered Sales of Equity Securities.

The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and sale of the 6% secured convertible debentures and the warrants. Each of the purchasers represented that they were accredited investors and we did not engage a broker or make any general solicitation in connection with the sale of the securities. The sale of the debentures and issuance of the warrants were made pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.      Financial Statements and Exhibits.

(c) Exhibits.

		Incorporated by Reference
Exhibit Number		Form	File Number	Exhibit	Filing Date	Filed Herewith

4.1	Form of 6% Secured Convertible Debenture due December 28, 2008, as amended December 15, 2007					*

4.2	Form of Common Stock Purchase Warrant, as amended December 15, 2007					*

4.3	Registration Rights Agreement, dated as of June 30, 2006, by and among the Registrant, Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC – Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership	Form 8-K/A	0-27587	4.3	7/11/06

99.1	Securities Purchase Agreement, dated as of June 30, 2006, by and among the Registrant, Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC – Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership	Form 8-K/A	0-27587	99.1	7/11/06

99.2	Security Agreement, dated as of June 30, 2006, by and among the Registrant, Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC – Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership	Form 8-K/A	0-27587	99.2	7/11/06

99.3	Subsidiary Guarantee dated as of June 30, 2006 executed by Arkados, Inc.	Form 8-K/A	0-27587	99.3	7/11/06

99.4	Amendment Agreement dated August 18, 2006 between CDKnet.com, Inc., Bushido Capital Master Fund, LP, Gamma Opportunity Capital Partners, LP (Classes A and C), and Cargo Holdings LLC	Form 8-K	0-27587	99.1	8/24/06

99.5	Waiver and Amendment Agreement dated October 24, 2006 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC	Form 8-K	0-27587	99.6	10/30/06

99.6	Third Additional Issuance Agreement dated November 30, 2006 between Arkados Group, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos and Andreas Typaldos Family Limited Partnership	Form 8-K	0-27587	99.6	12/5/06

99.7	Waiver and Amendment Agreement dated November 30, 2006 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC	Form 8-K	0-27587	99.7	12/5/06

99.8	Fourth Additional Issuance Agreement dated January 8, 2007 between Arkados Group, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos and Andreas Typaldos Family Limited Partnership	Form 8-K	0-27587	99.8	5/11/07

99.9	Fifth Additional Issuance Agreement dated February 28, 2007 between Arkados Group, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos and Andreas Typaldos Family Limited Partnership	Form 8-K	0-27587	99.9	5/11/07

99.10	Sixth Additional Issuance Agreement dated March 6, 2007 between Arkados Group, Inc., Crucian Transition, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos and Andreas Typaldos Family Limited Partnership	Form 8-K	0-27587	99.10	5/11/07

99.11	Waiver and Amendment Agreement dated January 8, 2007 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC	Form 8-K	0-27587	99.11	5/11/07

99.12	Waiver and Amendment Agreement dated February 28, 2007 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC	Form 8-K	0-27587	99.12	5/11/07

99.13	Waiver and Amendment Agreement dated March 6, 2007 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC	Form 8-K	0-27587	99.13	5/11/07

99.14	Seventh Additional Issuance Agreement dated March 6, 2007 between Arkados Group, Inc., Crucian Transition, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos and Andreas Typaldos Family Limited Partnership	Form 8-K	0-27587	99.14	5/11/07

99.15	Waiver and Amendment Agreement dated May 7, 2007 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC	Form 8-K	0-27587	99.15	5/11/07

99.16	Eighth Additional Issuance Agreement dated May 30, 2007 between Arkados Group, Inc., Crucian Transition, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos, Andreas Typaldos Family Limited Partnership, Kathryn Typaldos, Herbert H. Sommer and Joel C. Schneider	Form 8-K	0-27587	99.16	6/5/07

99.17	Ninth Additional Issuance Agreement dated May 31, 2007 between Arkados Group, Inc., Crucian Transition, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos, Andreas Typaldos Family Limited Partnership, Kathryn Typaldos, Herbert H. Sommer and Joel C. Schneider	Form 8-K	0-27587	99.17	6/5/07

99.18	Waiver and Amendment Agreement dated May 30, 2007 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC	Form 8-K	0-27587	99.18	6/5/07

99.19	Waiver and Amendment Agreement dated May 31, 2007 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC	Form 8-K	0-27587	99.19	6/5/07

99.20
Tenth Additional Issuance Agreement dated December 15, 2007 between Arkados Group, Inc., Crucian Transition, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos, Andreas Typaldos Family Limited Partnership, Kathryn Typaldos, Herbert H. Sommer, Joel C. Schneider, Gennaro Vendome and William H. Carson
						*

99.21
Waiver and Amendment Agreement dated December 15, 2007 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC
*

99.22	Amendment Agreement dated December 6, 2007 between Arkados Group, Inc., Bushido Capital Fund, LP, Gamma Opportunity Capital Partners, LP (Classes A and C), Cargo Holdings LLC, Crucian Transition, Inc., Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos Family Limited Partnership, Kathryn Typaldos, Herbert H. Sommer and Joel C. Schneider.	Form 8-K	0-27587	99.1	12/12/07

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

ARKADOS GROUP, INC.

Dated: December 21, 2007	By:	/s/ Barbara Kane-Burke
Barbara Kane-Burke
Chief Financial Officer